Exhibit 99.1

Stardust Power Appoints Ray Rivers to Board of Directors

GREENWICH, Conn. – August 11, 2026 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”), an American developer of battery-grade lithium carbonate, today announced the appointment of V. Ray Rivers to its Board of Directors (the “Board”), effective August 10, 2026. Mr. Rivers will also serve as a member of the Audit Committee and Compensation Committee of the Board.

Mr. Rivers brings more than three decades of experience in capital markets, institutional investments, and financial services. Throughout his career, he has held senior leadership positions with several leading Wall Street firms, including Bear Stearns, CRT Capital Group, Cantor Fitzgerald, Gabelli & Company, and Imperial Capital. He currently serves as Co-Chair of the Greenwich Economic Forum. His experience spans institutional equity and fixed income markets, special situations investing and corporate finance, further strengthening the Board’s capital markets and financial expertise.

“We are pleased to welcome Ray to Stardust Power’s Board of Directors,” said Roshan Pujari, Founder and Chief Executive Officer of Stardust Power. “Ray’s extensive capital markets experience and public company governance experience complement the skills and perspectives of our Board. We look forward to benefiting from his insights as we continue positioning Stardust Power to engage a broader institutional investor audience.”

“Stardust Power is developing an important piece of domestic critical mineral infrastructure, and I look forward to working alongside the Board and management team,” said Mr. Rivers.

About Stardust Power Inc.

Stardust Power (NASDAQ: SDST) is building one of America’s largest battery-grade lithium carbonate refineries in Muskogee, Oklahoma, strategically located in the center of the United States’ growing energy and manufacturing corridor. The refinery is expected to have production capacity of up to 50,000 metric tons per annum and addresses the critical shortage of U.S. lithium refining capacity. Stardust Power is focused on building of a resilient American battery supply chain.

For more information, visit www.stardust-power.com

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Note Regarding Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s product development and business prospects. These statements may include, without limitation, statements regarding management’s expectations about future business strategies, financial performance, operating results, growth opportunities, market developments, competitive position, regulatory outlook, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “model,” “outlook,” “plan,” “predict,” “project,” “seek,” “target,” “will,” “could,” “should,” or similar expressions.

Forward-looking statements are not guarantees of future performance. They are based on current expectations, estimates, forecasts, and assumptions that involve significant risks and uncertainties, many of which are beyond the Company’s control and are difficult to predict. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including but not limited to macroeconomic conditions; inflationary pressures; changes in interest rates; supply chain disruptions; evolving consumer demand; competitive and technological developments; regulatory or legal changes; litigation exposure; cybersecurity threats; and fluctuations in foreign exchange rates. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. Except as required by law, the Company assumes no obligation and expressly disclaims any duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, even if subsequent events cause expectations to change.

You should consult our filings with the U.S. Securities and Exchange Commission (SEC), including the “Risk Factors” section of its most recent Annual Report on Form 10-K and subsequent filings on Form 10-Q, for additional detail about the factors that could affect our financial and other results.